Exhibit 24
                                                                      ----------



                                POWER OF ATTORNEY

         I, the undersigned Director and/or Officer of Rockwell International Corporation, a Delaware corporation (the Company), hereby constitute WILLIAM J. CALISE, JR., EDWARD T. MOEN, II AND DAVID E. EAGAN, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below (1) a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) and supplements thereto, for the purpose of registering under the Securities Act of 1933, as amended, (i) up to 580,000 shares of Common Stock, par value $1.00 per share (the Securities), of the Corporation acquired or which may be acquired by permitted transferees upon the exercise of transferable options assigned or to be assigned to them by certain participants in the Corporation's 1988 Long-Term Incentives Plan in accordance with that Plan and (ii) the offer and resale by any such permitted transferee who may be deemed to be an "affiliate" of the Corporation within the meaning of Rule 405 under the Securities Act of 1933, as amended (Selling Shareholder), of Securities so acquired or which may be acquired by such Selling Shareholder upon exercise of any such transferable option.

                    Signature                                                Title                                 Date


 /s/ Donald R. Beall                                Chairman of the Board and Chief Executive Officer         March 14, 1997
--------------------------------------------------
     (Donald R. Beall)                              (principal executive officer) and Director

 /s/ Don H. Davis, Jr.                              Director                                                  March 14, 1997
--------------------------------------------------
     (Don H. Davis, Jr.)

 /s/ Lew Allen, Jr.                                 Director                                                  March 14, 1997
--------------------------------------------------
     (Lew Allen, Jr.)

 /s/ Richard M. Bressler                            Director                                                  March 14, 1997
--------------------------------------------------
     (Richard M. Bressler)

 /s/ Judith L. Estrin                               Director                                                  March 14, 1997
--------------------------------------------------
     (Judith L. Estrin)

 /s/ William H. Gray, III                           Director                                                  March 14, 1997
--------------------------------------------------
     (William H. Gray, III)

 /s/ James Clayburn La Force, Jr.                   Director                                                  March 14, 1997
--------------------------------------------------
     (James Clayburn La Force, Jr.)

 /s/ William T. McCormick, Jr.                      Director                                                  March 14, 1997
--------------------------------------------------
     (William T. McCormick, Jr.)

 /s/ John D. Nichols                                Director                                                  March 14, 1997
--------------------------------------------------
     (John D. Nichols)

 /s/ Bruce M. Rockwell                              Director                                                  March 14, 1997
--------------------------------------------------
     (Bruce M. Rockwell)

 /s/ William S. Sneath                              Director                                                  March 14, 1997
--------------------------------------------------
     (William S. Sneath)

 /s/ Joseph F. Toot, Jr.                            Director                                                  March 14, 1997
--------------------------------------------------
     (Joseph F. Toot, Jr.)



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




 /s/ W. M. Barnes                                   Senior Vice President, Finance & Planning and             March 14, 1997
--------------------------------------------------
     (W. M. Barnes)                                 Chief Financial Officer
                                                    (principal financial officer)

 /s/ Lawrence J. Komatz                             Vice President and Controller                             March 14, 1997
--------------------------------------------------
     (Lawrence J. Komatz)                           (principal accounting officer)


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